SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
September 15, 1999

INSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware               000-23384            04-3216243
(State or other        (Commission File     (I.R.S. Employer
jurisdiction of        Number)              Identification No.)
incorporation or
organization)


31 St. James Avenue,
Boston, Massachusetts                     02116-4101
(Address of principal executive offices)  (Zip code)


(617) 753-6500
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)


ITEM 5.	OTHER EVENTS

		As of September 15, 1999, Ray Shepard resigned as a director of the Registrant.

		On September 15, 1999, Edward Terino was appointed a director of the Registrant.

		The Registrant's press release dated September 15, 1999, which is filed as Exhibit 99.1 to this Current
Report on Form 8-K, is incorporated herein by reference.

	ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

See Exhibit Index attached hereto.



SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 22nd day of September, 1999.

Inso Corporation

By /s/ Jonathan P. Levitt
Jonathan P. Levitt
Secretary


EXHIBIT INDEX


Exhibit
No.	     Exhibit Description

99.1     Press release, dated September 15, 1999 (filed herewith)